Exhibit 99.1

VICTORIA’S SECRET & CO. COMPLETES SEPARATION FROM BATH
& BODY WORKS, INC.

REYNOLDSBURG, Ohio (August 3, 2021)—Victoria’s Secret & Co. (NYSE: VSCO) announced today that it has completed its previously announced separation from Bath & Body Works, Inc. (formerly known as L Brands, Inc.) and is now an independent, publicly traded company. Victoria’s Secret includes Victoria’s Secret Lingerie, PINK and Victoria’s Secret Beauty. Victoria’s Secret shares will begin trading today on the New York Stock Exchange under the ticker symbol “VSCO.”

“Today marks an exciting milestone as we embark on our journey as a newly independent public company, focused on inspiring women around the world with world-class products and experiences,” said Martin Waters, Chief Executive Officer of VS&Co. “On behalf of all of our passionate associates, I am proud of our efforts to reposition Victoria’s Secret to thrive in our evolving retail environment. We continue to deliver substantially improved financial results and we look forward to the many opportunities ahead. With our two category-defining intimates and beauty brands, our proven omnichannel capabilities, right-sized store footprint and strong customer loyalty, we are well positioned to deliver long-term growth and value creation.”

The separation was achieved through the distribution of 100 percent of the shares of Victoria’s Secret to holders of Bath & Body Works common stock after the market close on August 2, 2021, with Bath & Body Works stockholders receiving one share of Victoria’s Secret common stock for every three shares of Bath & Body Works common stock held at the close of business on the record date of July 22, 2021. Bath & Body Works stockholders entitled to receive the distribution received a book-entry account statement or a credit to their brokerage account reflecting their ownership of Victoria’s Secret common stock. Fractional shares of Victoria’s Secret common stock were not distributed. Any fractional share of Victoria’s Secret common stock otherwise issuable to a Bath & Body Works stockholder will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on its pro rata portion of the net cash proceeds from all sales of fractional shares.

ABOUT VICTORIA’S SECRET
Victoria’s Secret is the world’s largest intimates specialty retailer offering a wide assortment of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear and athleisure, as well as award-winning prestige fragrances and body care. With nearly 1,400 retail stores worldwide and a predominately female workforce of more than 25,000, Victoria’s Secret boasts the largest team of specialty trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

●	the spin-off from Bath & Body Works, Inc. (f/k/a L Brands, Inc.) may not be tax-free for U.S. federal income tax purposes;
●
a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of Victoria’s Secret or that Victoria’s Secret does not realize all of the expected benefits of the spin-off;

●
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

●	the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
●	the seasonality of our business;
●	divestitures or other dispositions and related operations and contingent liabilities from businesses that we have divested;
●	difficulties arising from turnover in company leadership or other key positions;
●	our ability to attract, develop and retain qualified associates and manage labor-related costs;
●	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
●	our ability to grow through new store openings and existing store remodels and expansions;
●	our ability to successfully operate and expand internationally and related risks;
●	our independent franchise, license and wholesale partners;
●	our direct channel businesses;
●	our ability to protect our reputation and our brand images;
●	our ability to attract customers with marketing, advertising and promotional programs;
●	our ability to maintain, enforce and protect our trade names, trademarks and patents;
●	the highly competitive nature of the retail industry and the segments in which we operate;
●	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
●	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
º	political instability, environmental hazards or natural disasters;
º	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
º	duties, taxes and other charges;
º	legal and regulatory matters;
º	volatility in currency exchange rates;
º	local business practices and political issues;
º	potential delays or disruptions in shipping and transportation and related pricing impacts;
º	disruption due to labor disputes; and
º	changing expectations regarding product safety due to new legislation;
●	our geographic concentration of vendor and distribution facilities in central Ohio;
●	fluctuations in foreign currency exchange rates;
●	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
●	fluctuations in product input costs;
●	our ability to adequately protect our assets from loss and theft;
●	fluctuations in energy costs;
●	increases in the costs of mailing, paper, printing or other order fulfillment logistics;
●	claims arising from our self-insurance;
●	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
●	our ability to maintain the security of customer, associate, third-party and company information;
●	stock price volatility;
●	our ability to pay dividends and related effects;
●	shareholder activism matters;
●	our ability to maintain our credit rating;
●	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
●	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

●	our ability to comply with regulatory requirements;
●	legal and compliance matters; and
●	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. More information on potential factors that could affect Victoria’s Secret results is included in Victoria’s Secret Registration Statement on Form 10 filed with the Securities and Exchange Commission.

For further information, please contact:

Victoria’s Secret & Co.:

Investor Relations:	Media Relations:
Jason Ware	Brooke Wilson
investorrelations@victoria.com	Communications@victoria.com